EMPLOYMENT AGREEMENT
                             As amended and restated


         THIS AGREEMENT, is entered into as of April 30, 2005 ("Effective Date") by and between TF Financial Corporation (the "TF") and John R. Stranford (the "Executive").

                                   WITNESSETH

         WHEREAS, the Executive has previously been employed by Third Federal Bank ("Bank") as the President and Chief Executive Officer, and since July 1, 2003, served as a Senior Advisor to the President and Chairman of TF, and is experienced in all phases of the business of the Bank and TF; and

         WHEREAS, TF wishes to extend employment relationship between TF and the Executive as detailed in the Employment Agreement between the Executive and TF dated July 1, 2003 ("Prior Agreement"); and

         WHEREAS,   the  parties  wish  to  detail  the  continuing   employment
relationship between the TF and the Executive as set forth in this Agreement;

         NOW THEREFORE, in consideration of the covenants and mutual agreements herein contained, the parties hereby agree as follows:

1.       Employment. TF hereby continues to employ the Executive in the capacity
         ----------
         of Senior Advisor to the President and Chairman of TF. The Executive hereby accepts said employment and agrees to render consultation and advisory services to TF as are requested by TF's President or Chairman from time to time during the term of this Agreement. The Executive shall be available for service hereunder upon receipt of not less than five (5) business days' written notice from TF.

2.       Term of Employment.
         ------------------

         The term of employment ("Term") of the Executive under this Agreement shall be for the period commencing on the Effective Date and ending on April 30, 2008, unless terminated prior to such date as a result of either (i) the Executive ceasing to continue to serve as a director of TF for any reason, or (ii) TF furnishing not less than ninety days written notice of the termination of this Agreement and the termination of the employment of the Executive on a date prior to April 30, 2008, as determined in the sole discretion of TF.

 3.      Remuneration.
         -------------

         TF shall compensate the Executive during the Term of this Agreement at the rate of $1,000 per month ("Base Salary"), payable in cash not less frequently than quarterly. Such compensation shall cease upon the earlier of the expiration of the Term of this Agreement or the termination of the employment of the Executive for any reason. While an employee of TF, the Executive shall not be paid any additional compensation or fees for service as a director of TF. Except as otherwise provided by the provisions of other written agreements, if any, the Executive shall not otherwise be eligible to participate in any compensation or benefit programs applicable to other employees of TF or its subsidiary companies as a result of this Agreement. Nothing in this Agreement shall impact any previously awarded stock options held by the Executive. Nothing herein shall require TF to pay any compensation or benefits to any surviving spouse or beneficiary of the Executive.

4.       Noncompetition and Non-Disclosure.
         ---------------------------------

         During the term of the Executive's employment under this Agreement and for a period of five years following termination of the Executive's employment with TF, the Executive shall not engage in any business or activity contrary to the business affairs or interests of the TF or any subsidiaries of TF (collectively, the "Companies"), including, but not limited to the foregoing:

         (a) Executive will not, without the express written consent of the Companies, directly or indirectly communicate or divulge to, or use for his own benefit or for the benefit of any other person, firm, association, or corporation, any of the trade secrets, proprietary data or other confidential information communicated to or otherwise learned or acquired by the Executive from the Companies, except that Executive may disclose such matters to the extent that disclosure is required by a court or other governmental agency of competent jurisdiction.

         (b) Executive will not contact (with a view toward selling any product or service competitive with any product or service sold or proposed to be sold by the Companies during the three year period prior to July 1,
         2003) any person, firm, association or corporation (A) to which the Companies sold any product or service, (B) which Executive solicited, contacted or otherwise dealt with on behalf of the Companies, or (C) which Executive was otherwise aware was a client of the Companies. Executive will not directly or indirectly make any such contact, either for his own benefit or for the benefit of any other person, firm, association, or corporation.

         (c) Executive hereby agrees that he shall not engage in providing professional services or enter into employment or other relationship as an employee, director, consultant, representative, or similar relationship to any financial services enterprise (including but not limited to a savings and loan association, bank, credit union or insurance company) whereby the Executive will have a work location within 50 miles of the home office of the Bank located in Newtown, Pennsylvania, or within 30 miles of any office or branch of the Companies existing as of the Effective Date.

         (d) Executive hereby agrees that he shall not, on his own behalf or on behalf of others, employ, solicit, or induce, or attempt to employ, solicit or induce, any employee of the Companies, for employment with any financial services enterprise (including but not limited to a savings and loan association, bank, credit union, or insurance company), nor will the Executive directly or indirectly, on his behalf or for others, seek to influence any employee of the Companies to leave the employ of the Companies.

         (e) Executive will not make any public statements regarding the Companies without the prior consent of the Companies, and the Executive shall not make any statements that disparage the Companies or the business practices of the Companies. The Companies shall not knowingly or intentionally make any statements that disparage the Executive.

         (f) The Executive and the Companies acknowledge and agree that irreparable injury will result to the parties in the event of a breach of any of the provisions of this Section 4 (the "Designated Provisions") and that the Executive and the Companies will have no adequate remedy at law with respect thereto. Accordingly, in the event of a material breach of any Designated Provision, and in addition to any other legal or equitable remedy the Executive or the Companies may have, the Executive or the Companies shall be entitled to the entry of a preliminary and a permanent injunction (including, without limitation, specific performance by a court of competent jurisdiction located in Bucks County, Pennsylvania, or elsewhere), to restrain the violation or breach thereof by either the Executive or the Companies, and the parties shall submit to the jurisdiction of such court in any such action.

         (g) The Designated Provisions shall survive the termination of the Agreement.

5.       Standards.
         ---------

         During the term of this Agreement, the Executive shall perform his duties in accordance with such reasonable standards expected of executives with comparable positions in comparable organizations and as may be established from time to time by the TF. The Executive shall make no public statements in his capacity as an employee of TF. The Executive shall not act in any manner contrary to the terms of his Non-Competition and Severance Agreement between the Executive and Third Federal Savings Bank, dated June 30, 2003. Notwithstanding anything herein to the contrary, failure by the Executive to comply with the provisions of this Agreement, including, but not limited to this
         Section 5 and Section 10, hereinafter, may result in the immediate termination of the Agreement within the sole discretion of the TF, disciplinary action against the Executive taken by the TF, including but not limited to the termination of employment of the Executive for breach of the Agreement, and/or other remedies that may be available in law or in equity.

6.       Governing Law.
         -------------

         The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania.

7.       Withholding.
         -----------

         All payments required to be made by the TF hereunder to the Executive shall be subject to the withholding of such amounts, if any, relating to tax and other payroll deductions as the TF may reasonably determine should be withheld pursuant to any applicable law or regulation.

8.       Successors and Assigns.
         ----------------------

         (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the TF which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the TF.

         (b) Since the TF is contracting for the unique and personal skills of the Executive, the Executive shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the TF.

9.       Amendment; Waiver.
         -----------------

         No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing, signed by the Executive and such officer or officers of the TF authorized to sign on its behalf. No waiver by any party hereto at any time of any breach by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

10.      Confidential Information.
         ------------------------

         The Executive acknowledges that during his employment he will learn and have access to confidential information regarding the TF and its customers and businesses ("Confidential Information"). The Executive agrees and covenants not to disclose or use for his own benefit, or the benefit of any other person or entity, any such Confidential Information, unless or until the TF consents to such disclosure or use or such information becomes common knowledge in the industry or is otherwise legally in the public domain. The Executive shall not knowingly disclose or reveal to any unauthorized person any Confidential Information relating to the TF, or any subsidiaries or affiliates, or to any of the businesses operated by them, and the Executive confirms that such information constitutes the exclusive property of the TF. The Executive shall not otherwise knowingly act or conduct himself (a) to the material detriment of the TF or its subsidiaries, or affiliates, or (b) in a manner which is inimical or contrary to the interests of the TF. Executive acknowledges and agrees that the existence of this Agreement and its terms and conditions constitutes Confidential Information of the TF, and the Executive agrees not to disclose the Agreement or its contents without the prior written consent of the TF. The provisions of this Section shall survive the termination of the Agreement. Notwithstanding the foregoing, the TF reserves the right in its sole discretion to make disclosure of this Agreement as it deems necessary or appropriate in compliance with its regulatory reporting requirements

11.       Entire Agreement.
          ----------------

          This Agreement together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto and shall supersede all prior understandings and commitments, whether oral or in writing.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first hereinabove written.




                                            TF FINANCIAL CORPORATION



                                            By:     /s/Robert N. Dusek
                                                    ----------------------------

                                                    Its Chairman
                                                    ----------------------------


                                                    /s/John R. Stranford
                                                    ----------------------------
                                                    John R. Stranford, Executive